                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                                  AVIALL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of filing fee (Check the appropriate box):
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                      LOGO

                                               Aviall, Inc.
                                               Notice of 1998 Annual Meeting
                                               and Proxy Statement

LOGO

ERIC E. ANDERSON
Chairman, President and
Chief Executive Officer

                                                                   April 7, 1998

Dear Stockholders:

You are cordially invited to attend our Annual Meeting of Stockholders to be held at 10:00 a.m. on Friday, May 22, 1998, at the Company's offices located at 2075 Diplomat Drive in Dallas, Texas. All stockholders of record as of March 24, 1998 are entitled to vote at the Annual Meeting.

The proposals to be acted upon at the Annual Meeting include the election of directors, the approval of the Aviall, Inc. 1998 Stock Incentive Plan, an amendment to the Aviall, Inc. Directors Stock Plan and the ratification of the appointment of independent auditors for 1998. I hope you will carefully read these proposals, which are described in the accompanying Proxy Statement, and cast your vote in favor of each proposal.

It is important that your shares be represented at the Annual Meeting. Accordingly, even if you plan to attend, please sign, date and promptly mail the enclosed proxy card in the postage-prepaid envelope.

                                          Sincerely,

                                          /s/ ERIC E. ANDERSON
                                          Eric E. Anderson
                                          Chairman, President and Chief
                                          Executive Officer

Aviall, Inc., 2075 Diplomat Drive, Dallas, TX 75234-8999 U.S.A.

                                PROXY STATEMENT

                                  AVIALL, INC.
                              2075 DIPLOMAT DRIVE
                            DALLAS, TEXAS 75234-8989

                       SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Aviall, Inc. ("Aviall" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders of Aviall (the "Annual Meeting") to be held on Friday, May 22, 1998, commencing at 10:00 a.m., at the Company's offices located at 2075 Diplomat Drive, in Dallas, Texas or at any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card are first being mailed on or about April 7, 1998, to holders of Aviall's common stock, par value $.01 per share ("Common Stock"), entitled to vote at the Annual Meeting.

     A Proxy Committee consisting of Jacqueline K. Collier, Jeffrey J. Murphy and Cornelius Van Den Handel will vote the shares of Common Stock represented by each proxy card returned to Aviall. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of Aviall an instrument revoking it, by delivering a duly executed proxy card bearing a later date or by appearing at the Annual Meeting and voting in person. Where a stockholder's proxy specifies a choice with respect to a matter, the shares will be voted accordingly. IF NO SUCH SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR IDENTIFIED BELOW, FOR THE APPROVAL OF THE AVIALL, INC. 1998 STOCK INCENTIVE PLAN, FOR THE AMENDMENT OF THE DIRECTORS STOCK PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS AVIALL'S INDEPENDENT AUDITORS.

                       PROCEDURES FOR THE ANNUAL MEETING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Business at the Annual Meeting will be conducted in accordance with the procedures determined by the Chairman of the Annual Meeting and will be limited to matters properly brought before the Annual Meeting pursuant to the procedures prescribed in Aviall's By-Laws. Those procedures include the requirement that any stockholder who desires either to bring a stockholder proposal before an annual meeting or to nominate a person for election as a director at an annual meeting give written notice to Aviall with respect to the proposal or nominee prior to the Annual Meeting. The Chairman of the Annual Meeting may refuse to acknowledge any stockholder proposal or any nomination for director not made in accordance with the foregoing.

     The Board does not anticipate that any matters other than those set forth in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the Proxy Committee.

                          RECORD DATE AND VOTING STOCK

     On March 24, 1998, which has been set as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"), there were 20,035,748 shares of Common Stock outstanding. All of the outstanding shares of Common Stock may be voted at the Annual Meeting and each such share is entitled to one vote. Only recordholders of Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

     A majority of the votes cast at the Annual Meeting is required to approve the actions proposed to be taken at the Annual Meeting. Abstentions and broker non-votes will be included in determining the number of shares of Common Stock present or represented at the Annual Meeting or any adjournment or postponement thereof for purposes of determining whether a quorum exists. However, abstentions with respect to any proposal brought to a vote at the Annual Meeting or any adjournment or postponement thereof will have the same effect as a vote against such proposal. Broker non-votes are treated as shares not present for the purposes of the vote with respect to a specific proposal and therefore will have no effect on the outcome of the vote on any such proposal.

                          PARTICIPANTS IN 401(k) PLAN

     If a stockholder is a participant in the Aviall, Inc. Employees' Savings Plan (the "401(k) Plan") and holds shares of Aviall Common Stock in the 401(k) Plan, the proxy card represents the number of full shares of Common Stock held for the benefit of the participant in the 401(k) Plan as well as any shares of Common Stock registered in the participant's name. Thus, a proxy card for such a participant grants a proxy for shares registered in the participant's name and serves as a voting instruction for the trustees of the 401(k) Plan for the account in the participant's name. Information as to the voting instructions given by individuals who are participants in the 401(k) Plan will not be disclosed to Aviall.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     Aviall has three classes of directors serving staggered three-year terms. Robert G. Lambert and Donald R. Muzyka are currently serving terms that expire at the Annual Meeting. The terms of office of Richard J. Schnieders and Bruce N. Whitman expire at Aviall's 1999 Annual Meeting of Stockholders and the terms of office of Eric E. Anderson and Henry A. McKinnell expire at Aviall's 2000 Annual Meeting of Stockholders. Accordingly, stockholders are asked to elect Robert G. Lambert and Donald R. Muzyka, each of whom has been duly nominated by the Board, to serve a term of office expiring at Aviall's 2001 Annual Meeting of Stockholders.

     Unless a proxy card specifies otherwise, the Proxy Committee will vote the shares of Common Stock covered by the proxy for the election of each of Robert
G. Lambert and Donald R. Muzyka to the class of directors whose term expires at Aviall's 2001 Annual Meeting of Stockholders. In the event either of these nominees becomes unavailable to serve (which is not anticipated), the proxy card gives the Proxy Committee the authority to vote for such other person as it may select. A majority of the votes cast at the Annual Meeting is necessary for the election of a nominee to the class of directors whose term expires at Aviall's 2001 Annual Meeting of Stockholders.

     The following material sets forth the name of each nominee and of each director continuing in office, a description of positions and offices with Aviall, any other principal occupation, business experience during at least the last five years, certain directorships presently held, age and length of service as a director of Aviall.

     THE PERSONS NAMED IN THE PROXY WILL VOTE FOR THE NOMINEES LISTED BELOW EXCEPT WHERE AUTHORITY HAS BEEN WITHHELD.

NOMINEES FOR DIRECTOR
FOR A TERM OF OFFICE EXPIRING AT AVIALL'S 2001 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

-------------------  ROBERT G. LAMBERT             Mr. Lambert retired as Chairman of the
                     Retired Chairman of the       Board of Directors of Aviall in December
Director since 1993  Board of Aviall               1997, a position he had held since
Age 67               Member -- Audit Committee     December 1993. He served as the Company's
                                                   President from December 1995 to June 1996
                                                   and as Chief Executive Officer from
                                                   December 1995 to December 1996. Mr.
                                                   Lambert is also a director of Petroleum
                                                   Helicopters, Inc.
---------------------------------------------------------------------------------------------
-------------------  DR. DONALD R. MUZYKA          Dr. Muzyka has served as President and
                     President and Chief           Chief Executive Officer of Special Metals
Director since 1994  Executive Officer of          Corporation ("SMC") since October 1996. He
Age 59               Special Metals Corporation    served as President and Chief Operating
                     Member -- Audit Committee     Officer of SMC from January 1990 to
                     Member -- Compensation and    October 1996. Dr. Muzyka is also a
                                 Nominating        director of SMC and CSM Industries, Inc.
                                 Committee
---------------------------------------------------------------------------------------------

DIRECTORS WHOSE TERMS EXPIRE AT AVIALL'S 1999 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

                     RICHARD J. SCHNIEDERS         Mr. Schnieders has been a Senior Vice
                     Senior Vice President of      President, Merchandising/Multi-Unit Sales
Director since 1997  Sysco                         of Sysco Corporation since 1992 and a
Age 50               Corporation                   director of Sysco Corporation since 1997.
                     Chairman -- Audit Committee
                     Member -- Compensation and
                     Committee    Nominating
---------------------------------------------------------------------------------------------
                     BRUCE N. WHITMAN              Mr. Whitman has been Executive Vice
                     Executive Vice President      President and a director of FlightSafety
Director since 1998  FlightSafety International,   International, Inc. since 1962. Mr.
Age 64               Inc.                          Whitman is also a director of FlightSafety
                     Member -- Audit Committee     Boeing Training International L.L.C.,
                     Member -- Compensation and    Petroleum Helicopters, Inc. and Megadata
                                 Nominating        Corporation.
                     Committee
---------------------------------------------------------------------------------------------

DIRECTORS WHOSE TERMS EXPIRE AT AVIALL'S 2000 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

                     ERIC E. ANDERSON              Eric E. Anderson has served as Chairman of
                     Chairman, President and       the Board of Aviall since December 1997.
Director since 1996  Chief Executive Officer       He has also served as Aviall's President
Age 49               of Aviall                     since June 1996 and as Chief Executive
                                                   Officer since December 1996. He was the
                                                   Company's Chief Operating Officer from
                                                   June 1996 through December 1996 and as an
                                                   Executive Vice President of the Company
                                                   from February 1996 until June 1996. Mr.
                                                   Anderson was President of Inventory
                                                   Locator Service, Inc. ("ILS"), a wholly
                                                   owned subsidiary of the Company, from 1993
                                                   to 1996, and was an Executive Vice
                                                   President of ILS from 1991 to 1993.
---------------------------------------------------------------------------------------------
                     DR. HENRY A. MCKINNELL        Dr. McKinnell has served as Executive Vice
                     Executive Vice President      President of Pfizer Inc. since 1992 and a
Director since 1993  of Pfizer Inc.                director of Pfizer Inc. since 1997. He was
Age 55               Chairman -- Compensation and  appointed President of Pfizer's Worldwide
                                   Nominating      Pharmaceuticals business in January 1997.
                     Committee                     Pfizer's Worldwide Consumer Group and
                     Member -- Audit Committee     Strategic Planning and Policy Group
                                                   continue to report to him. From 1992 to
                                                   1995 he served as Chief Financial Officer
                                                   of Pfizer Inc. and President of Pfizer's
                                                   Hospital Products Group. Dr. McKinnell is
                                                   also a director of John Wiley & Sons, Inc.
                                                   and The Dun & Bradstreet Corporation.
---------------------------------------------------------------------------------------------

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board currently consists of six members. During 1997, the Board of Directors held five meetings. The Board has established standing Audit and Compensation and Nominating Committees to assist the Board in the discharge of its responsibilities. The Board may also appoint other committees for specialized functions as appropriate. All of the Directors of Aviall are independent directors (as that term is defined in Aviall's By-Laws) other than Messrs. Anderson and Lambert. Aviall's By-Laws provide that a majority of the Board and each member of the Compensation and Nominating Committee be an independent director. Each current Director attended at least 75% of the Board and committee meetings held in 1997.

     Audit Committee. The Audit Committee consists of Richard J. Schnieders (Chairman), Robert G. Lambert, Henry A. McKinnell, Donald R. Muzyka and Bruce N. Whitman. The Audit Committee met three times in 1997. The Audit Committee is responsible for recommending an accounting firm to serve as Aviall's independent auditors, reviewing the annual audit of Aviall, reviewing audit and any nonaudit fees paid to Aviall's independent auditors, reviewing the scope and results of internal audit activities and reviewing compliance with Aviall's conflict of interest and business ethics policies as well as compliance with major regulatory requirements. The Audit Committee reports its findings and recommendations to the Board for appropriate action.

     Compensation and Nominating Committee. The Compensation and Nominating Committee (the "Compensation Committee") consists of Henry A. McKinnell (Chairman), Donald R. Muzyka, Richard J. Schnieders and Bruce N. Whitman, none of whom are employees of Aviall. During 1997, the Compensation Committee met five times. The Compensation Committee supervises Aviall's compensation policies, administers employee incentive plans, reviews officers' salaries and bonuses, approves significant changes in employee benefits and recommends to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee also considers nominations for prospective Board members. The Compensation Committee considers nominees recommended by other directors, stockholders and management who present for evaluation by the Board appropriate information with respect to a suggested candidate for Board membership. Written nominations by stockholders for directors are considered, provided they are received by the Secretary of Aviall at its principal executive offices pursuant to timely advance written notice in accordance with Aviall's By-Laws (not less than 70 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting, subject to certain exceptions) and contain all information specified in such By-Laws, including the identity and address of the nominating stockholder, the class and number of shares of Common Stock which are owned by such stockholder and all information regarding the proposed nominee that would be required to be included in a proxy statement soliciting proxies for the proposed nominee. Aviall's By-Laws also provide that all members of the Compensation Committee shall be independent directors who are not otherwise affiliated with Aviall. The report by the Compensation Committee discussing compensation for senior executives of Aviall appears elsewhere in this Proxy Statement.

                           COMPENSATION OF DIRECTORS

     Directors who are not employees of Aviall are entitled to receive an annual retainer of $24,375 (the "Annual Retainer"), plus $1,000 for each Board or committee meeting attended. Directors who are employees of Aviall or any of its subsidiaries do not receive any fees for their Board or committee service. Directors are also reimbursed for expenses incurred in attending Board and Board committee meetings.

     Directors who are not employees of Aviall are presently eligible to participate in the Aviall, Inc. Amended and Restated Directors Stock Plan (the "Directors Stock Plan"). Under the Directors Stock Plan, each eligible director may make an election to receive shares of Common Stock in lieu of the Annual Retainer. The number of shares of Common Stock granted to a participant is the nearest number of whole shares of Common Stock which can be purchased for $30,000 (the "Share Value") based on the mean of the highest and lowest sale price for the Common Stock on the grant date as reported on the New York Stock Exchange Composite Transaction Reporting System. In the event that there is an increase or decrease in the Annual Retainer, the Share Value adjusts automatically so that the ratio between the Share Value and the Annual Retainer is maintained. Under the Directors Stock Plan, Common Stock is granted automatically on the first business day in July of any calendar year to each eligible director who has filed with Aviall an election to participate in the Directors Stock Plan at least six months prior to that date. All eligible directors participated in the Directors Stock Plan during 1997 and have elected to so participate in 1998.

     A director who receives a grant of Common Stock pursuant to the Directors Stock Plan is entitled to receive dividends on and to vote such shares. However, the director's ownership rights in such shares do not vest until six months after the date of grant and then only if the director continues to serve in that capacity at that date. However, a participating director who has completed a full term of service prior to the end of such six-month period, or whose service during such six-month period was interrupted due to death or disability, will be vested in a pro rata number of such shares.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     As of March 24, 1998, the directors of Aviall, the Chief Executive Officer of Aviall, the other four most highly compensated executive officers of Aviall at December 31, 1997 and all current directors and executive officers of Aviall as a group, beneficially owned Common Stock as set forth in the following table. For purposes of this Proxy Statement, Eric E. Anderson, Charles M. Kienzle, Bruce Langsen, Jeffrey J. Murphy and G. Patrick McDonald are referred to as the "named executive officers."

                                                                                           TOTAL SHARES
                     NAME                       OWNED SHARES(1)    OPTION SHARES(2)    BENEFICIALLY OWNED(3)
                     ----                       ---------------    ----------------    ---------------------
Eric E. Anderson..............................    13,485(4)             104,680               118,165
Robert G. Lambert.............................    15,569(5)             114,500               130,069
Henry A. McKinnell............................        8,327                   0                 8,327
Donald R. Muzyka..............................        5,946                   0                 5,946
Richard J. Schnieders.........................        2,000                   0                 2,000
Bruce N. Whitman..............................        2,000                   0                 2,000
Charles M. Kienzle............................        5,966              74,104                80,070
Bruce Langsen.................................        7,915              34,119                42,034
Jeffrey J. Murphy.............................    20,469(6)             136,769               157,238
G. Patrick McDonald...........................            0              16,500                16,500
All current directors and executive officers
  as a group (14 persons).....................       96,723             559,351               656,074

---------------

1. Represents shares of Common Stock owned by such individuals, including shares owned pursuant to the 401(k) Plan and the Directors Stock Plan.

2. Represents shares that may be acquired within 60 days of March 24, 1998, through the exercise of stock options.

3. Unless otherwise noted, the holders of the shares of Common Stock included in this table have sole voting and investment power with respect to all such shares. As of March 24, 1998, no director or named executive officer beneficially owned one percent or more of the outstanding Common Stock. All current directors and executive officers as a group beneficially owned approximately 3.3% of the outstanding Common Stock as of March 24, 1998.

4. Includes 9,335 shares of Common Stock held jointly by Mr. Anderson and his spouse and 200 shares held by Mr. Anderson's children. Mr. Anderson has shared voting and investment power with respect to the shares held jointly with his spouse. Mr. Anderson disclaims beneficial ownership of his children's shares.

5. Excludes 225 shares of Common Stock held in trust for the benefit of Mr. Lambert's children. Mr. Lambert is a co-trustee of such trust and has shared voting and investment power with respect to such shares. Mr. Lambert disclaims beneficial ownership of the 225 shares held in trust.

6. Includes 9,769 shares of Common Stock held jointly by Mr. Murphy and his spouse. Mr. Murphy has shared voting and investment power with respect to such shares.

     The following table sets forth information regarding the number and percentage of shares of Common Stock held by all persons and entities who are known by Aviall to beneficially own five percent or more of Aviall's outstanding Common Stock. The information regarding beneficial ownership of Common Stock by the entity identified below is included in reliance on a report filed with the Securities and Exchange Commission (the "SEC") by such entity, except that the percentage is based upon Aviall's calculations made in reliance upon the number of shares reported to be beneficially owned by such entity in such report and the number of shares of Common Stock outstanding on March 24, 1998.

              NAME AND ADDRESS                      AMOUNT AND NATURE       PERCENT
             OF BENEFICIAL OWNER                 OF BENEFICIAL OWNERSHIP    OF CLASS
             -------------------                 -----------------------    --------
Neuberger & Berman, LLC                                 2,655,400           13.3%(1)
605 Third Ave.
New York, New York 10158-3698

---------------

1. According to a Schedule 13G filed by Neuberger & Berman, LLC ("N&B") on February 13, 1998, N&B has sole voting power with respect to 1,498,400 shares of Common Stock, shared voting power with respect to 1,124,100 shares of Common Stock and shared dispositive power with respect to 2,655,400 shares of Common Stock. In the Schedule 13G, N&B reported that it acts as an investment manager for various funds which hold the shares in the ordinary course of business, that it does not have any economic interest in the shares, that the actual owners of such shares are its clients and its clients have the sole right to receive and the power to direct the receipt of dividends or proceeds from the sale of the shares.

                COMPENSATION AND NOMINATING COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

INTRODUCTION

     The Compensation and Nominating Committee has responsibility for Aviall's executive compensation practices and policies. The Committee is currently composed of four outside directors who are not officers or employees of Aviall or its subsidiaries and who are not eligible to participate in the compensation plans or programs administered by the Committee.

     Richard J. Schnieders was first elected as a director of Aviall in September 1997 and was appointed a member of the Compensation Committee in December 1997. Bruce N. Whitman was first elected as a director of Aviall and appointed a member of the Compensation Committee in January 1998. As such, Mr. Whitman did not participate in the decisions reflected in this report with respect to the compensation of the Company's chief executive officer or its other executive officers for 1997 except with respect to the award of restricted stock rights in January 1998 relating to the executives' performance in 1997.

EXECUTIVE PAY POLICY

     The Company's compensation programs are intended to attract, retain and motivate the key people necessary to lead Aviall to achieve its strategic objective of increased stockholder value over the long term, reflecting the Committee's belief that executive compensation should seek to align the interests of Aviall's executives with those of its stockholders. The program utilizes three components: base salary, short-term incentives and long-term compensation in the form of both stock options and restricted stock rights.

     During 1997, the Compensation Committee engaged an outside consulting firm to survey compensation practices of companies in similar businesses and to make recommendations regarding compensation in 1998 for Aviall's chief executive officer. The consulting firm selected a survey group comprised of companies in aviation/industrial manufacturing, repairs and distribution businesses. The survey data was adjusted for the relative size of the companies surveyed. In connection with its review, compensation for Aviall's chief executive officer, as well as its other executive officers, was assessed against the practices of the survey group. In establishing base salaries the Compensation Committee has adopted a strategy of setting executive salaries below market while providing incentive compensation pay opportunities targeted above the market, based on targeted performance achievement. The Compensation Committee set the salary ranges in this manner to ensure that Aviall's base salary practices do not put it at a competitive disadvantage in retaining and attracting key executives while ensuring an appropriate cost structure for Aviall.

     The Committee believes that its current mix of a base salary and significant long- and short-term performance-based compensation which can be earned by the Company's executive officers will increase long-term stockholder value.

BASE SALARY

     In December 1996, Robert G. Lambert retired as Chief Executive Officer of the Company, although he remained as Chairman of the Board, and the Board elected Eric E. Anderson to the position of Chief Executive Officer. In connection with his promotion and at the recommendation of the Committee, the Board increased Mr. Anderson's annual base salary for 1997 to $200,000.

     As part of the compensation review discussed above, the Compensation Committee compared Mr. Anderson's base salary to chief executive officers at the companies in the survey group. Based upon the Compensation Committee's recommendation, in December 1997 the Board approved an increase in Mr. Anderson's annual base salary from $200,000 to $300,000. Mr. Anderson's base salary was determined by reference to the median salary of chief executive officers of the companies in the survey group described above. The base salaries of three other executive officers were also increased to a lesser degree.

SHORT-TERM INCENTIVE PROGRAM

     Under the 1997 short-term incentive program, Mr. Anderson and Aviall's other executive officers were eligible to receive an aggregate cash bonus award of up to 100% of his or her base salary subject to the Company (or the executive's business unit) meeting specific earnings objectives. Additionally, Mr. Anderson and each other executive officer was eligible to receive an award of restricted stock rights for achieving specific earnings objectives for 1997 above the earnings objectives for which cash incentive payments could be earned. Mr. Anderson had the ability to earn an award of restricted stock rights to receive up to 10,000 shares of Common Stock. Aviall's 1997 earnings exceeded the objectives established under this incentive program. As a result, in January 1998, Mr. Anderson was awarded a cash bonus of $200,000 and was granted restricted stock rights to receive 10,000 shares of Common Stock. The restricted stock rights vest on the third anniversary of the grant date, and are otherwise subject to the terms of the Company's existing Stock Incentive Plan.

     Aviall's short-term incentive program for 1998 is substantially similar to the 1997 program, except that any award will be payable two-thirds in cash and one-third in restricted shares. Any restricted share awards will vest on the third anniversary of the grant date. The restricted share awards will be made under the 1998 Stock Incentive Plan, if such Plan is approved by stockholders at the Annual Meeting.

STOCK OPTIONS

     The Stock Incentive Plan is administered by the Board and the Committee and is designed to provide incentive compensation to Aviall's executive officers and other key management personnel. The grants are long-term incentives for future performance, which is designed to align the interests of management with those of Aviall's stockholders.

     At its March 1997 meeting, the Committee approved grants of stock options to certain executive officers and key employees pursuant to the existing Stock Incentive Plan, including a grant to Mr. Anderson of options to purchase 75,000 shares. The number of options granted to specific individuals was dependent on the individual's current performance, potential for promotion and expected impact on the future performance of Aviall. All grants were made at fair market value at the time of grant. One third of these options vest each year commencing on the first anniversary of the grant.

STOCK OWNERSHIP

     At the recommendation of the Committee in 1993, the Board approved voluntary executive stock ownership guidelines for Aviall's chief executive officer, executive officers and certain other executives. The guidelines are intended to encourage executives to become substantial stockholders. Under the guidelines, Aviall's chief executive officer is expected to own shares of Common Stock with an aggregate value of three times his or her then-current base salary within five years of appointment to such position. Within such time period, all other executive officers are expected to own shares of common stock with a value of 1.5 times their base salary and the remaining executives are expected to own shares having a value of one-half times their annual base salary. The Committee periodically reviews the progress of Mr. Anderson and the other executives of the Company against these guidelines.

     The Committee has reviewed the potential impact of the $1 million deduction limitation on executive compensation for the top five executives which was implemented as part of the Omnibus Budget Reconciliation act of 1993. The Committee currently believes that no action is necessary at this time. The Compensation Committee intends to continue to evaluate Aviall's potential exposure to the deduction limitation on an annual basis.

     This report is submitted by the members of the Compensation and Nominating Committee of the Board.

THE COMPENSATION AND NOMINATING COMMITTEE OF THE BOARD


  Henry A. McKinnell       Donald R. Muzyka      Richard J. Schnieders     Bruce N. Whitman
       Chairman

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the annual and long-term compensation paid or accrued for the benefit of the named executive officers for services rendered to Aviall during Aviall's last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                             ANNUAL COMPENSATION                    COMPENSATION AWARDS
                                    -------------------------------------   -----------------------------------
                                                           OTHER ANNUAL       RESTRICTED      SHARES UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS     COMPENSATION(1)   STOCK AWARDS(2)    OPTIONS/SARS(3)    COMPENSATION(4)
---------------------------  ----   --------   --------   ---------------   ---------------   -----------------   ---------------
Eric E. Anderson             1997   $199,615   $200,000       $31,507          $148,750             75,000            $25,569
  President and              1996    174,904    247,716            --                              250,000             31,088
  Chief Executive Officer    1995    125,000    148,130         1,197                                   --                400
Charles M. Kienzle           1997    175,000    175,000            --           130,156             35,000                400
  Senior Vice President,     1996    171,346    233,019            --                               25,000                400
  Operations                 1995    125,000     50,000         1,197                                   --                400
Bruce Langsen                1997    140,769    141,264            --           105,062             45,000                400
  President of ILS           1996    113,800    156,498            --                               18,000                400
Jeffrey J. Murphy            1997    177,000    177,000            --           131,644             35,000                525
  Senior Vice President,     1996    177,000    253,110            --                               25,000                511
  Law and Human Resources,   1995    177,000     70,800         2,395                                   --                500
  Secretary and General
    Counsel
G. Patrick McDonald          1997    131,058    107,419        52,917            79,894             50,000             74,217
  Vice President, Sales

---------------

1. This column includes amounts reimbursed for the payment of income taxes related to (i) relocation expenses paid by the Company and taxable to the named executive officers and (ii) certain perquisites provided to the named executive officers. Other perquisites and personal benefits furnished to the named executive officers do not meet the disclosure thresholds established under SEC regulations and are not included in this column.

2. Grants of restricted stock rights will vest on January 1, 2001, the third anniversary of the grant date. Under the terms of the Company's existing Stock Incentive Plan (under which such restricted stock rights were awarded), prior to the time such rights are vested, recipients of restricted stock rights are not entitled to vote the underlying shares of Common Stock or receive dividends, if any, paid with respect to such shares, nor are the recipients permitted to dispose of such rights or the underlying shares. The dollar amounts reflected in the table above were determined based upon a price of $14.875 per share, the closing price of the Common Stock on January 2, 1998, the first trading day following the date of grant.

3. Grants of stock options in 1997 vest one-third each year commencing on the first anniversary of the grant. Grants of stock options in 1996 vest at annual percentages of 33% or 25% beginning on either the first or second anniversary of the date of grant. With the exception of Mr. McDonald, who received a grant of stock options in tandem with a number of limited SARs equal to the number of shares of Common Stock subject to such stock options, no other named executive officers received stock options granted in tandem with SARs in 1997. Each option granted to the named executive officers in 1996 was granted in tandem with a limited SAR.

4. For 1997, this column includes (a) contributions to Aviall's 401(k) Plan in the amount of $400 for each named executive officer with the exception of Mr. McDonald, (b) for Mr. Anderson, relocation expenses in the amount of $25,169, (c) for Mr. Murphy, premiums for compensatory split-dollar insurance payments in the amount of $125, and (d) for Mr. McDonald, relocation expenses in the amount of $74,217.

SEVERANCE AGREEMENTS

     Aviall is a party to Severance Agreements with its executive officers, including each of the named executive officers, that become operative only upon a Change of Control (as defined). The Severance Agreements provide that if, within a two-year period following a Change of Control, Aviall terminates the employment of such executive for reasons other than death, disability or cause, or the executive terminates employment with Aviall for good reason, the executive is entitled to receive a severance payment in an amount equal to a multiple of his or her (i) then-current base salary, and (ii) an amount equal to the greater of the executive's (a) incentive compensation for the current fiscal year (assuming the Company had reached target performance for that year), or (b) incentive compensation paid or payable to the executive for the most recently completed fiscal year. The executive is also entitled to continue to receive health and life insurance benefits for a period of one year following his or her termination following a Change of Control. The Severance Agreements further provide that if any amount payable thereunder or otherwise to the executive is determined to be an "excess parachute payment" under the Internal Revenue Code (the "Code"), such executive would be entitled to receive an additional payment (net of income taxes) to compensate such executive for the excise tax imposed by the Code on such payment. The multiple of base salary and incentive compensation referred to above is two or three times for each of the named executive officers.

CERTAIN TRANSACTIONS

     In connection with his promotion as Chief Executive Officer of the Company, Mr. Anderson transferred from Memphis, Tennessee to Dallas, Texas. On December 16, 1996, the Company made Mr. Anderson a secured, non-interest bearing loan in the amount of $140,000 for the purchase of a home in Dallas, pending the sale of his former residence. Mr. Anderson repaid the loan in full on January 31, 1997.

                           OPTION/SAR GRANTS IN 1997

     The following table provides information regarding the grant of stock options to the named executive officers in 1997. In addition, hypothetical gains of 5% and 10%, along with a third column representing a 0% gain (listed in the table under "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term"), are shown for these stock options. These hypothetical gains are based on assumed rate of annual compound stock price appreciation of 0%, 5% and 10% from the date the stock options were granted over the full option term of ten years.

                                                      INDIVIDUAL GRANTS
                                --------------------------------------------------------------       POTENTIAL REALIZABLE VALUE
                                NUMBER OF      PERCENTAGE OF                                           AT ASSUMED ANNUAL RATES
                                SECURITIES    TOTAL OPTIONS/                                               OF STOCK PRICE
                                UNDERLYING         SARS                                                     APPRECIATION
                                 OPTIONS/       GRANTED TO       EXERCISE                                  FOR OPTION TERM
                                   SARS          EMPLOYEES       PRICE PER       EXPIRATION         -----------------------------
             NAME               GRANTED(1)        IN 1997        SHARE(2)           DATE            0%        5%          10%
             ----               ----------    ---------------    ---------    ----------------      ---    --------    ----------
Eric E. Anderson                  75,000           17.5%         $10.9375       March 18, 2007      $0     $515,890    $1,307,367
Charles M. Kienzle                35,000            8.2           10.9375       March 18, 2007       0      240,749       610,105
Bruce Langsen                     45,000           10.5           10.9375       March 18, 2007       0      309,534       784,420
Jeffrey J. Murphy                 35,000            8.2           10.9375       March 18, 2007       0      240,749       610,105
G. Patrick McDonald               25,000            5.8           10.9375       March 18, 2007       0      171,963       435,789
                                  25,000            5.8           11.1875     January 26, 2007       0      175,894       445,750

---------------

1. With the exception of the stock options granted to Mr. McDonald with an expiration date of January 26, 2007, which options were granted in tandem with a number of limited SARs equal to the number of shares of Common Stock subject to such stock options, no options granted to named executive officers in 1997 were granted in tandem with SARs. The options shown in the table above vest one third each year, beginning on the first anniversary of the date of the grant. Of the options granted with an expiration date of March 18, 2007 (i) for Mr. McDonald, all 25,000 of such options are incentive stock options, and (ii) for all other named executive officers, 26,888 of such options are incentive stock options. All other options granted in 1997 to the named executive officers are non-qualified stock options.

2. The fair market value of the shares using the average of the high and low trading prices on the date of grant.

                    AGGREGATED OPTION/SAR EXERCISES IN 1997
                    AND DECEMBER 31, 1997 OPTION/SAR VALUES

     The following table provides information, for each of the named executive officers, regarding the exercise of Aviall options during 1997 and unexercised options held as of December 31, 1997.

                                                          NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                            OPTIONS/SARS                 OPTIONS/SARS AT
                                                       AT DECEMBER 31, 1997(1)        DECEMBER 31, 1997(2)
                        SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
         NAME             ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------  ---------------   --------   -----------   -------------   -----------   -------------
Eric E. Anderson                 0        $     0       65,766        314,750       $244,019       $937,187
Charles M. Kienzle           1,494          3,325       62,555         58,000        190,846        231,234
Bruce Langsen                2,600          8,287       13,330         57,910         51,827        258,911
Jeffrey J. Murphy            8,406         25,805      116,970         58,000        426,088        239,609
G. Patrick McDonald              0              0            0         50,000              0        190,945

---------------

1. The number of unexercised options includes shares of Common Stock that may be issued upon the exercise of replacement options that were granted in December 1993 pursuant to an agreement entered into by Ryder System, Inc. ("Ryder") and Aviall in connection with the distribution by Ryder (the "Spin-Off") of all of Aviall's Common Stock to the stockholders of Ryder (which agreement was approved by the Board prior to the Spin-Off, at which time a majority of Aviall's directors were executive officers of Ryder). The number of Aviall options that were granted to replace the Ryder options was determined by reference to the market value of Ryder's shares and Aviall's Common Stock in order to preserve the economic value of the optionee's Ryder options. Each replacement option has the same vesting status and remaining time period for exercise as the corresponding Ryder options.

2. Based on a price of $14.875 per share of Aviall's Common Stock, using the average of the high and low trading prices on December 31, 1997.

                              RETIREMENT BENEFITS

     Aviall and certain of its subsidiaries maintain certain pension plans in which Aviall's executive officers participate.

     Aviall covers substantially all regular domestic full-time employees under the Aviall, Inc. Retirement Plan (the "Retirement Plan"). Benefits payable under the Retirement Plan are based on an employee's career earnings with Aviall and its subsidiaries. At normal retirement age of 65, a participant is entitled to a monthly pension benefit payable for life. The annual pension benefit, when paid in the form of a life annuity with no survivor's benefits, is generally equal to the sum of 1.45% of the first $15,600 of compensation and bonus received, plus 1.85% of the portion of such compensation and bonus in excess of $15,600 during each such year while a Retirement Plan member.

     Retirement Plan benefits vest at the earlier of the completion of five years of credited service or upon reaching age 65; provided, however, that in the event of a change of control of Aviall, all participants will be fully vested and the term "accrued benefit" will include the value of early retirement benefits for any participant age 45 or above or with 10 or more years of service. These benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee's pension benefits may be paid in certain alternative forms having actuarially equivalent values.

     The maximum annual benefit under a qualified pension plan is currently $130,000 beginning at the Social Security retirement age (currently age 65). The maximum compensation and bonus that may be taken into account in determining annual retirement accruals is currently $160,000. Aviall maintains a non-qualified, unfunded benefit plan, called the Benefit Restoration Plan (the "Restoration Plan"), which covers those participants of the Retirement Plan, including those described below, whose benefits are reduced by the Internal Revenue Code or other United States laws. A participant in the Restoration Plan is entitled to a benefit equaling the difference between the amount of benefits the participant is entitled to without reduction and the amount of benefits the participant is entitled to after the reductions.

     Except as described below, the following table sets forth estimated annual pension benefits (in the form of a single life annuity) assuming each named executive officer remains continuously employed at current compensation levels until retirement at the normal retirement date (age 65).

                            NAME                              AMOUNT(1)
                            ----                              ---------
Eric E. Anderson............................................   $79,748
Charles M. Kienzle..........................................    78,957
Bruce Langsen...............................................    48,301
Jeffrey J. Murphy...........................................    67,572
G. Patrick McDonald.........................................    78,987

---------------

1. These amounts include benefits under the Retirement Plan and the Restoration Plan combined.

                               STOCK PERFORMANCE

     The following graph compares the cumulative stockholder return on Aviall's Common Stock with the S&P 500 Stock Index and the S&P SmallCap Aerospace/Defense Index. The comparison assumes $100 was invested as of December 1, 1993 (the date on which shares of Common Stock began trading on a "when issued" basis) and the reinvestment of all dividends.

                  COMPARISON OF CUMULATIVE STOCKHOLDER RETURN

        MEASUREMENT PERIOD                                                  S&P SMALLCAP
      (FISCAL YEAR COVERED)            AVIALL, INC          S&P 500       AEROSPACE/DEFENSE
1-DEC-93                                          100                100                100
31-DEC-93                                      101.67             101.21             106.91
31-DEC-94                                       51.04             102.55             104.65
31-DEC-95                                       63.07             141.08             119.02
31-DEC-96                                       62.23             173.47             169.79
31-DEC-97                                      100.48             231.35             209.77

             ADOPTION OF THE AVIALL, INC. 1988 STOCK INCENTIVE PLAN
                                (PROPOSAL NO. 2)

GENERAL

     The Board adopted the Aviall, Inc. 1998 Stock Incentive Plan (the "Plan") on March 17, 1998, subject to approval by the Company's stockholders at the Annual Meeting. The Plan is intended to align the interests of Company's officers and key employees more closely with those of Aviall's stockholders. The Plan is also intended to assist in attracting persons of outstanding ability to serve, and remain in the service of, the Company. The Board believes that the attraction and retention of officers and other key employees is critical to Aviall's future success.

     The Plan affords the Board and the Compensation Committee the ability to design management incentives that are responsive to the Company's needs. The Plan permits the grant of awards consisting of not only stock options and stock appreciation rights, but also restricted and deferred shares (which may include performance criteria), as well as performance shares and performance units. In addition, the Plan has been designed to take into consideration certain amendments to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") that became effective in November 1996.

     The Company's existing Stock Incentive Plan (the "Existing Plan"), was adopted in 1993 in anticipation of the distribution (the "Spin-Off") by Ryder System, Inc. ("Ryder") of all of Aviall's Common Stock to Ryder's stockholders. At the time of its adoption, a maximum of 2,895,000 shares of Common Stock were available for issuance under the Existing Plan. In connection with the Spin-Off in December 1993, options to purchase 833,399 shares of Common Stock were granted to certain Aviall employees to replace Ryder options held by such persons. The number of Aviall options that were granted to replace the Ryder options was determined by reference to the market value of Ryder shares and Aviall's Common Stock in order to preserve the economic value of the optionees Ryder options.

     As of March 24, 1998, only 122,516 shares of Common Stock were available for future awards under the Existing Plan. If the Plan is adopted by the stockholders at the Annual Meeting, the Board will not award any further grants of shares under the Existing Plan.

PLAN SUMMARY

     A summary of the Plan is set forth below. The full text of the Plan is attached to this Proxy Statement as Annex A, and the following summary is qualified in its entirety by reference to Annex A. Capitalized terms not otherwise defined herein shall have the same meanings as defined in the Plan.

     Shares Available Under the Plan. Subject to adjustment as provided in the Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, and (v) in payment of dividend equivalents paid with respect to awards made under the Plan may not exceed 940,000 shares of Common Stock plus any shares relating to awards that expire, are forfeited or transferred as payment of the Option Price or in satisfaction of any withholding amount.

     The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options ("ISO") may not exceed 940,000 shares. Further, no Participant may be granted Option Rights or Appreciation Rights, in the aggregate, for more than 300,000 shares of Common Stock during any year, subject to adjustment as provided in the Plan. In no event may any Participant receive an award of Performance Shares or Performance Units in any calendar year having an aggregate maximum value as of their respective Dates of Grant in excess of $400,000 subject to adjustment as provided in the Plan.

     Eligibility. Officers and key employees of the Company and its subsidiaries, as well as any person who has agreed to serve in any such capacity, may be selected by the Board to receive benefits under the Plan.

     Option Rights. Option Rights may be granted which entitle the optionee to purchase shares of Common Stock at a price not less than fair market value. The option price is payable (i) in cash at the time of exercise;

(ii) by the actual or constructive transfer to the Company of nonforfeitable, unrestricted shares of Common Stock owned by the optionee having a value at the time of exercise at least equal to the option price; (iii) by surrender of any other award under the Plan having a value at the time of exercise at least equal to the option price; or (iv) a combination of such payment methods. Any grant of Option Rights may provide for deferred payment of the option price from the proceeds of sale through a bank or broker of some or all of the shares of Common Stock to which the exercise relates.

     The Board may, at or after the date of grant of any Option Rights (other than the grant of an ISO), provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that such equivalents be credited against the option price.

     No Option Right shall be exercisable more than ten years from the date of grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other similar transaction or event. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights.

     Appreciation Rights. An Appreciation Right is a right, exercisable by surrender of the related Option Right (if granted in tandem with Option Rights) or by itself (if granted as a Free-Standing Appreciation Right), to receive from the Company an amount equal to 100%, or such lesser percentage as the Board may determine, of the spread between the strike price (or Option Price if Tandem Appreciation Right) and the then-current value of the shares of Common Stock. Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock, or in any combination thereof, and may either grant to the optionee or retain in the Board the right to elect among those alternatives.

     Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change in Control or other similar transaction or event. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

     Restricted Shares. A grant of Restricted Shares involves the immediate transfer by the Company to a Participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The Participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the Participant that is at or less than then-current Market Value per share, as the Board may determine.

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of IRC Section 83 for at least one year. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions are to continue. The Board may provide for a shorter period during which the forfeiture provisions apply in the event of a Change in Control.

     Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.

     Deferred Shares. A grant of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify. During the Deferral Period, the participant has no right to transfer any rights under his or her award and no right to vote such Shares, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on such

Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of award.

     Deferred Shares must be subject to a Deferral Period of at least one year, as determined by the Board at the date of the award, except that the Board may provide for a shorter Deferral Period in the event of a Change in Control.

     Performance Shares and Performance Units. A Performance Share is the equivalent of one share of Common Stock and a Performance Unit is the equivalent of $1.00. A Participant may be granted any number of Performance Shares or Performance Units, subject to the limitations set forth under "Shares Available Under the Plan." The Participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period shall be a period of time not less than one year, except in the case of a Change in Control, if the Board shall so provide. A minimum level of acceptable achievement will also be established by the Board. If by the end of the Performance Period, the specified Management Objectives have been achieved, the participant will be deemed to have fully earned the Performance Shares or Performance Units. The grant may provide that if the Management Objectives have not been achieved, but the predetermined minimum level of acceptable achievement has been attained or exceeded, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Board in cash, shares of Common Stock or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in shares of Common Stock on a current, defined or contingent basis.

     Management Objectives The Plan requires that the Board establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department, region or function within the Company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a Covered Employee, shall be limited to specified levels of or growth in (i) cash flow/net assets ratio; (ii) debt/capital ratio;
(iii) return on total capital; (iv) return on equity; (v) return on net assets;
(vi) earnings per share; (vii) revenue; (viii) total return to stockholders;
(ix) earnings before interest and taxes; or (x) earnings before interest, taxes, depreciation and amortization. Except where a modification would result in an award no longer qualifying as performance based compensation within the meaning of IRC Section 162(m), the Board may modify such Management Objectives, in whole or in part, as the Board deems appropriate and equitable.

     Administration and Amendments. The Plan is to be administered by the Board, except that the Board has the authority under the Plan to delegate any or all of its powers under the Plan to a committee (or subcommittee thereof) consisting of not less than two directors.

     The Board is authorized to interpret the Plan and related agreements and other documents. The Board may make awards to other officers and key employees under any or a combination of all of the various categories of awards that are authorized under the Plan, or in its discretion, make no awards. The Board may amend the Plan from time to time without further approval by the stockholders of the Company except where required by applicable law or the rules and regulations of a national securities exchange. The Company reserves authority to offer similar or dissimilar benefits in plans that do not require stockholder approval.

     The Board may provide for special terms for awards to Participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

     Transferability. In general, no Option Right or Appreciation Right or other derivative security is transferable by an optionee or recipient except, upon death, by will or the laws of descent and distribution. However, awards may be transferred without consideration to members of the participant's immediate family, or to trusts the only beneficiaries of which, or to partnerships the only partners of which, are members of the participant's immediate family. Any such transfer will require prior notice to the Company and acceptance of any conditions imposed thereon by the Company or the Board. Except as otherwise determined by the Board on a case-by-case basis, Option Rights and Appreciation Rights are exercisable during the optionee's or recipient's lifetime only by him or her or by his or her guardian or legal representative.

     The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer, shall be subject to further restrictions on sale or transfer.

     Adjustments. The maximum number of shares that may be issued and delivered under the Plan, the number of shares covered by outstanding Option Rights and Appreciation Rights, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in "Shares Available Under the Plan," above, as the Board may determine appropriate to reflect any transaction or event described above.

     Change in Control. A definition of "Change in Control" has been specifically included in the Plan, which definition can be found in the full text of the Plan attached hereto as Annex A.

     Plan Benefits. No grants have been made under the Plan and it is not possible to determine specific amounts that may be awarded in the future under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Plan based on federal income tax laws currently in effect. This summary is not intended to be complete and does not describe state, local or foreign tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

     Non-Qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Such long-term capital gain may be eligible for reduced rates if applicable holding period requirements are satisfied.

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. Such long-term capital gain may be eligible for reduced rates if applicable holding period requirements are satisfied.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of a tandem Appreciation Right or a free-standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

     Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of IRC Section 83 ("Restrictions"). However, a recipient who so elects under IRC Section 83(b) within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election under IRC Section 83(b) has been made, the principal difference (in cases where the officer or director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act of 1934, but no longer than six months.

TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of IRC Section 280G and is not disallowed by the $1 million limitation on certain executive compensation under IRC Section 162(m).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AVIALL, INC. 1998 STOCK INCENTIVE PLAN.

               AMENDMENT TO THE AVIALL, INC. DIRECTORS STOCK PLAN
                                (PROPOSAL NO. 3)

GENERAL

     Since becoming a public company in December 1993, Aviall has maintained the Directors Stock Plan which currently permits non-employee Directors to elect to receive shares of Common Stock in lieu of the cash annual retainer of $24,375 (the "Annual Retainer") they are otherwise entitled to receive for their services as members of the Board of Directors of the Company. In March 1998, the Board approved an amendment to the Directors Stock Plan (as amended and restated, the "1998 Directors Stock Plan"). The amendment authorizes the Board to make grants of options to purchase shares of Common Stock ("Option Rights") to non-employee Directors, authorizes the issuance of an additional 60,000 shares of Common Stock under the Directors Stock Plan and makes certain other changes. The amendment will become effective only upon approval by the Company's stockholders.

     The Directors Stock Plan is intended to enable the Company to attract and retain persons of outstanding competence to serve as members of the Board and to provide a direct link between Directors' compensation and stockholder value. The proposed amendment to the Directors Stock Plan is designed to further facilitate the ownership of Common Stock by non-employee Directors.

     The following is a summary of the material provisions of the 1998 Directors Stock Plan. The summary is qualified in its entirety by reference to the full text of the 1998 Directors Stock Plan, a copy of which is attached to this Proxy Statement as Annex B. Capitalized terms not otherwise defined herein shall have the same meanings as defined in the 1998 Directors Stock Plan.

ADMINISTRATION AND ELIGIBILITY

     The 1998 Directors Stock Plan will be administered by the Board of Directors of the Company or a committee designated by the Board. Only non-employee Directors of Aviall ("Eligible Directors") are eligible to participate in the 1998 Directors Stock Plan. A Director who is an employee of Aviall and who retires or resigns from employment with Aviall and/or any of its subsidiaries, but remains a Director of Aviall, will become eligible to participate in the 1998 Directors Stock Plan at the time of such termination of employment.

     Under the 1998 Directors Stock Plan, any Eligible Director may make an election to receive shares of Common Stock in lieu of the Annual Retainer. The 1998 Directors Stock Plan provides that the number of shares of Common Stock granted to a participant will be equal to the nearest number of whole shares of Common Stock which can be purchased for $30,000 (the "Share Value") based on the mean of the highest and lowest sale price for the Common Stock on the grant date as reported on the New York Stock Exchange Composite Transaction Reporting System. The 1998 Directors Stock Plan provides that in the event of an increase or a decrease in the Annual Retainer, the Share Value adjusts automatically so that the ratio between the Annual Retainer and the Share Value is maintained.

     As described in more detail below, the amendment to the Directors Stock Plan would also authorize the Board to make grants of Option Rights to purchase shares of Common Stock to Eligible Directors.

PARTICIPATION

     Under the 1998 Directors Stock Plan, grants of Common Stock in lieu of the Annual Retainer are made automatically on the first business day in July of each calendar year to any Eligible Director who has filed with Aviall an election to participate in the 1998 Directors Stock Plan at least six months prior to that date. As a result, Eligible Directors are permitted to make an annual election to participate in the 1998 Directors Stock Plan. Five directors (Messrs. Lambert, McKinnell, Muzyka, Schnieders and Whitman) are currently eligible to participate in the 1998 Directors Stock Plan. For 1998, all Eligible Directors have elected to receive shares of Common Stock in lieu of the Annual Retainer.

     A Director who receives a grant of Common Stock pursuant to the 1998 Directors Stock Plan is entitled to receive dividends on and to vote such shares. However, the Director's ownership rights in such shares do not vest until six months after the date of grant and then only if the Director continuously serves in that capacity through that date. However, a participating Director who has completed a full term of service prior to the end of such six-month period, or whose service during such six-month period was interrupted due to death or disability, is vested in a pro rata number of such shares. Pursuant to the terms of the 1998 Directors Stock Plan, none of the shares of Common Stock issued thereunder may be sold or transferred prior to six months after the date when the participating Director's service as a Director of the Company ceases. Certificates representing shares of Common Stock granted to Directors pursuant to the 1998 Directors Stock Plan are held in escrow by Aviall's Secretary or by another agent designated by Aviall. The certificates are released from escrow and delivered to the Director six months after the date the Director ceases serving on the Board.

     Under the 1998 Directors Stock Plan, the Board may grant Option Rights on the first business day in July of each calendar year to any Eligible Director that will entitle the Director to purchase up to 3,000 shares of Common Stock at a price not less than Fair Market Value on the date of grant of the Common Stock. The Option Price is payable (i) in cash at the time of exercise, (ii) by the actual or constructive transfer to the Company of nonforfeitable, unrestricted shares of Common Stock owned by the Director having a value at the time of exercise at least equal to the option price, or (iii) by a combination of such payment methods. Any grant of Option Rights may provide for deferred payment of the option price from the proceeds of sale through a bank or broker of some or all of the shares of Common Stock to which the exercise relates.

     No Option Right will be exercisable more than ten years from the date of grant. Each grant must specify the period of continuous service on the Board that is necessary before the Option Rights will become exercisable, which will generally be between six months and five years, and may provide for the earlier exercise of such Option Rights in the event of a Change in Control. Successive grants may be made to the same Director whether or not Option Rights previously granted remain unexercised.

     No grants of Option Rights have been awarded under the 1998 Directors Stock Plan and it is not possible to determine specific amounts that may be awarded in the future under the 1998 Directors Stock Plan. However, no Director may receive Option Rights to purchase more than 3,000 shares of Common Stock in any year.

AMENDMENT AND TERMINATION

     The Board may suspend or terminate the 1998 Directors Stock Plan at any time. In addition, the Board may, from time to time, amend the 1998 Directors Stock Plan in any manner but may not, without stockholder approval, adopt any amendment that would increase the total number of shares of Common Stock that may be granted under the 1998 Directors Stock Plan (other than as the result of an adjustment for any stock split, stock dividend or similar event). The termination or any modification or amendment of the 1998 Directors Stock Plan will not, without the consent of any participant involved, adversely affect rights under a previous grant of Common Stock or Option Right.

FEDERAL INCOME TAX CONSEQUENCES

     Under current federal income tax laws, grants of Common Stock under the 1998 Directors Stock Plan will generally have the following consequences. The Director will not recognize income for federal income tax purposes at the time of grant. Instead, the Director will be taxed on the fair market value of the shares of Common Stock on the date of vesting. Aviall will be entitled to a corresponding deduction when the Director recognizes income. As an alternative, the Director may make an irrevocable election under Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize income and be taxed on the Fair Market Value of the shares of Common Stock on the date of grant. Such an election will accelerate Aviall's deduction as well. If the Director makes this election, and the Common Stock is forfeited prior to vesting, no deduction or loss is allowed to the director as a result of the forfeiture. The election must be made not later than 30 days after the date of grant. The Director's holding period for the Common Stock will begin on the date the Director recognizes income under the 1998 Directors Stock Plan.

     Under current federal income tax laws, grants of Option Rights under the 1998 Directors Stock Plan will have the following consequences. In general, (i) no income will be recognized by a Director at the time an Option Right is granted, (ii) at the time of exercise of an Option Right, ordinary income will be recognized by the Director in an amount equal to the difference between the Option Price paid for the shares of Common Stock and the fair market value of such shares, if unrestricted, on the date of exercise, and (iii) at the time of sale of shares acquired pursuant to the exercise of an Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on the time period the shares have been held. Such long-term capital gain may be eligible for reduced rates if applicable holding period requirements are satisfied.

ADDITIONAL INFORMATION

     There are 87,500 shares of Common Stock presently authorized for issuance under the Directors Stock Plan of which 26,730 shares of Common Stock have been issued. If the amendment to the Directors Stock Plan is approved by the Company's stockholders, 120,770 shares of Common Stock would be available to be issued under the 1998 Directors Stock Plan, subject to adjustment by the Board in the event of any stock split, stock dividend, merger or similar event.

     The closing price of the Company's Common Stock on March 24, 1998, as reported on the New York Stock Exchange Composite Transaction Reporting System, was $14.625.

     THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE DIRECTORS STOCK PLAN.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 4)

     On March 17, 1998, upon recommendation of the Audit Committee, the Board unanimously selected, subject to ratification by Aviall's stockholders, Price Waterhouse LLP to continue to serve as independent auditors for Aviall and its subsidiaries for the fiscal year ending December 31, 1998. Price Waterhouse LLP first served as Aviall's independent auditors beginning in 1994.

     Aviall has been advised that representatives of Price Waterhouse LLP will be present at the Annual Meeting with the opportunity to make statements and to respond to appropriate questions raised at the Annual Meeting.

     THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock beneficially owned by them. Directors, executive officers and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) reports that they file.

     To the Company's knowledge, based solely on review of copies of such reports furnished to the Company or written representations from certain reporting persons, during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% stockholders were complied with by such persons, except that one acquisition of 10,000 shares of Common Stock by Henry Wendt (a former director of the Company) in 1996 was not reported until February 1998.

                              COST OF SOLICITATION

     The cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement, will be borne by Aviall. Aviall has retained D.F. King & Co., Inc. to aid in the solicitation of proxies. For their services, D.F. King & Co., Inc. will receive a fee estimated at $6,500 plus reimbursement of reasonable out-of-pocket expenses. Aviall does not otherwise expect to pay any compensation for the solicitation of proxies, but will reimburse brokers and nominees for their reasonable expenses for sending proxy material to principals and obtaining their proxies. In addition to solicitation by mail, directors, officers and employees of Aviall may solicit proxies in person, by telephone or by other means of communication.

                    SUBMISSION OF STOCKHOLDER PROPOSALS FOR
                  AVIALL'S 1999 ANNUAL MEETING OF STOCKHOLDERS

     Pursuant to SEC regulations, in order to be included in Aviall's Proxy Statement for Aviall's 1999 Annual Meeting of Stockholders, stockholder proposals must be received at the principal office of Aviall, 2075 Diplomat Drive, Dallas, Texas 75234-8989, Attention: Secretary, no later than December 8, 1998, as well as meet all other SEC requirements. In addition, Aviall's By-Laws provide that any stockholder who desires either to bring a stockholder proposal before an annual meeting or to present a nomination for director at an annual meeting of stockholders must give advance notice to Aviall's Secretary regarding the proposal or nominee. The By-Laws generally require that written notice be delivered to the Secretary of Aviall not less than 70 days nor more than 90 days prior to the anniversary of the preceding year's annual meeting of stockholders and contain certain information regarding the stockholder desiring to present a proposal or make a nomination and, in the case of a nomination, information regarding the proposed director nominee. A copy of the By-Laws is available upon request from the Secretary of Aviall.

                                          AVIALL, INC.

                                          /s/ JEFFREY J. MURPHY
                                          Jeffrey J. Murphy
                                          Senior Vice President, Law and Human
                                          Resources, Secretary and General
                                          Counsel

Dallas, Texas
April 7, 1998

                                                                         ANNEX A

                                  AVIALL, INC.
                           1998 STOCK INCENTIVE PLAN

     1. PURPOSE. The purpose of the Aviall, Inc. 1998 Stock Incentive Plan is to attract and retain officers and other key employees for Aviall, Inc., a Delaware corporation and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

     2. DEFINITIONS. As used in this Plan:

     "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

     "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

     "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to
Section 15 of this Plan, such committee (or subcommittee).

     "Change in Control" shall have the meaning provided in Section 11 of this Plan.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Common Shares" means the shares of Common Stock, par value $.01 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

     "Company" means Aviall, Inc., a Delaware corporation.

     "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

     "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "Director" means a member of the Board of Directors of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such statute, rules and regulations may be amended from time to time.

     "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

     "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(e) under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

     "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

           1. cash flow/net assets ratio;
           2. debt/capital ratio;
           3. return on total capital;
           4. return on equity;
           5. return on net assets
           6. earnings per share;
           7. revenue;
           8. total return to stockholders;
           9. earnings before interest and taxes; and
          10. earnings before interest, taxes, depreciation and amortization.

     If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

     "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share as reported on the principal exchange on which Common Shares are then trading, if any, or, if applicable, the NASDAQ National Market System, on the Date of Grant, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause
(i) does not apply, the fair market value of the Common Shares as determined by the Board.

     "Non-Employee Director" means a Director who is not an employee of the Company or any Subsidiary.

     "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

     "Option Price" means the purchase price payable on exercise of an Option Right.

     "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

     "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant.

     "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

     "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

     "Plan" means this Aviall, Inc. 1998 Stock Incentive Plan.

     "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

     "Rule 16b-3" means Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

     "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

     "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote generally in the election of directors or other managing authority) are, or
(ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

     "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right.

     "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

     3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 3(b) and Section 10 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 940,000 Common Shares, plus any shares described in
Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

     (b) The number of Common Shares available in Section 3(a) above shall be adjusted to account for Common Shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

     (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 10 of this Plan, (i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 940,000 Common Shares, and (ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 300,000 Common Shares during any year.

     (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $400,000.

     4. OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this plan.

          (b) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify whether the Option Price shall be payable
     (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee for at least 6 months (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

          (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent, determined with respect to the consideration surrendered, of
     (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          (f) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (g) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control.

          (h) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (i) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

          (j) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

          (k) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

          (l) No Option Right shall be exercisable more than 10 years from the Date of Grant.

          (m) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

     5. APPRECIATION RIGHTS. (a) The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

     (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

          (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

          (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change in Control.

          (v) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (vi) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Rights.

          (vii) Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     (c) Any grant of Tandem Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

     (d) Regarding Free-standing Appreciation Rights only:

          (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant;

          (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; and

          (iii) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED SHARES. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than one year to be determined by the Board at the Date of Grant, and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control.

          (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

          (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be Subject to the same restrictions as the underlying award.

          (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     7. DEFERRED SHARES. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall be subject to a Deferral Period of not less than one year, as determined by the Board at the Date of Grant, and may provide for the earlier lapse or other modification of such Deferral Period in the event of a Change in Control.

          (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

          (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

     8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time (not less than one year), commencing with the Date of Grant, as shall be determined by the Board at the time of grant, which may be subject to earlier lapse or other modification in the event of a Change in Control as set forth in the agreement specified in Section 8(g).

          (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

          (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

          (f) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

          (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     9. TRANSFERABILITY. (a) No Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

     (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions on transfer.

     (c) Notwithstanding the provisions of Section 9(a), Option Rights (other than Incentive Stock Options), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

     10. ADJUSTMENTS. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

     11. CHANGE IN CONTROL. For purposes of this Plan, except as may be otherwise prescribed by the Board in an agreement evidencing a grant or award made under the Plan, a "Change in Control" shall mean if at any time any of the following events shall have occurred:

          (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Directors immediately prior to such transaction;

          (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Common Shares immediately prior to such sale or transfer;

          (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
     Act) of securities representing 20% or more of the Voting Power;

          (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

          (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of any such period.

     Notwithstanding the foregoing provisions of Sections 11(c) and (d) above, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company; (B) a Subsidiary; or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or
Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a change in control of any Subsidiary.

     12. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     13. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     14. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

     15. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Non-Employee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

     (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

     16. AMENDMENTS, ETC. (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for stockholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without stockholder approval.

     (b) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     (c) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     (d) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

     (e) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

     (f) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

     17. TERMINATION. No grant shall be made under this Plan more than 10 years after the date on which this Plan is first approved by the stockholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

                                                                         ANNEX B

                                  AVIALL, INC.

                           1998 DIRECTORS STOCK PLAN

                                   SECTION I

                              PURPOSES OF THE PLAN

     The Aviall, Inc. 1998 Directors Stock Plan (the "Plan") is intended to enable Aviall, Inc. (the "Company") to attract and retain persons of outstanding competence to serve as members of the Board of Directors of the Company and to provide a direct link between Directors' compensation and stockholder value.

                                   SECTION II

                           ADMINISTRATION OF THE PLAN

     A. Board -- The Plan shall be administered by the Board of Directors of the Company or a duly authorized committee thereof (the Board of Directors of the Company or any such committee being hereinafter referred to as the "Board"). Grants of stock and stock options to eligible participants under the Plan and the amount, nature and timing of the grants shall be determined as set forth in Sections IV, V and VI.

     B. Authority of the Board -- Subject to the limitations and restrictions set forth in the Plan, the Board shall have full and final authority to interpret the Plan; to prescribe, amend and rescind rules and regulations, if any, relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or gross negligence. All decisions which are made by the Board with respect to interpretation of the terms of the Plan and with respect to any questions or disputes arising under the Plan shall be final and binding on the Company and the participants, their heirs or beneficiaries.

     C. Acts of the Board -- A majority of the Board will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Board without a meeting, will be the acts of the Board.

                                  SECTION III

                           STOCK SUBJECT TO THE PLAN

     A. Common Stock -- The stock which is the subject of grants under the Plan shall be the Company's Common Stock, par value $.01 per share ("Common Stock"), which shares shall be subject to the terms, conditions and restrictions described in the Plan.

     B. Maximum Number of Shares That May Be Granted -- There may be granted under the Plan an aggregate of not more than one hundred forty-seven thousand five hundred (147,500) shares of Common Stock, subject to adjustment as provided in Section IX hereof. Shares of Common Stock granted pursuant to the Plan may be either authorized, but unissued, shares or reacquired shares, or both.

     C. Rights With Respect To Shares -- A Director to whom a grant of Common Stock has been made shall have absolute beneficial ownership of the shares of Common Stock granted to that Director, including the right to vote the shares and to receive dividends thereunder; subject, however, to the terms, conditions and restrictions described in the Plan, including, but not limited to, under
Section V. The certificate(s) for such shares shall be held by the Company (or by an agent designated by the Secretary of the Company) for the Director's benefit until the terms, conditions and restrictions lapse, whereupon the certificates shall be delivered to the Director.

                                   SECTION IV

                                 PARTICIPATION

     A. Directors -- Participation in the Plan shall be limited to persons who serve as members of the Board of Directors of the Company and who, at the time of grant, are not "employees" of the Company and/or any of its subsidiaries, within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") (an "Eligible Director"). A Director who is an employee and who retires or resigns from employment with the Company and/or any of its subsidiaries, but remains a Director of the Company, shall become eligible to participate in the Plan at the time of such termination of employment.

     B. Elections -- Any Eligible Director may elect to participate in the Plan and receive grants of Common Stock as set out in Paragraph C of this Section IV by delivering to the Committee a written notice to such effect. Any such election shall remain in effect until revoked by the participating Director by delivering to the Board a written notice to such effect. An election shall be made at least six (6) months prior to the Grant Date (as defined below), and according to procedures established by the Board.

     C. Stock Grants -- Each participating Director who has made an election to participate in the Plan pursuant to Paragraph B of this Section IV shall be eligible to receive annually, on the first New York Stock Exchange trading day in July of each calendar year (the "Grant Date"), following such election, in lieu of such Director's annual retainer for service as a director of the Company (the "Annual Retainer") a grant of Common Stock. The number of shares of Common Stock that shall be granted to a participating Director will be the number of whole shares which can be purchased for Thirty Thousand Dollars ($30,000.00) (the "Share Value") based on the Fair Market Value of the shares on the Grant Date. Fractional shares shall not be granted. For the purposes of this Plan, "Fair Market Value" means of the highest and lowest sale price for the Common Stock as reported on the New York Stock Exchange Composite Transaction Reporting System on the Grant Date.

     D. Adjustment of Share Value -- In the event that there shall be an increase or decrease in the Annual Retainer, the Share Value shall adjust automatically so that the ratio between the Annual Retainer and the Share Value is maintained.

                                   SECTION V

                      TERMS AND CONDITIONS OF STOCK GRANTS

     A. Vesting -- Each grant of Common Stock to a participating Director in accordance with Section IV shall be vested on the six-month anniversary of the Grant Date, so long as the Director has served continuously as a director of the Company during the intervening six-month period; provided, however, that a participating Director who leaves the Board of Directors of the Company following the completion of the term of service for which the Director was elected prior to the end of such six-month period or whose service during such six-month period was interrupted due to death or disability shall be vested in a pro rata number of such shares. Except as described in the preceding sentence, in the event a Director's service to the Company terminates before the shares have vested, then all shares granted to such Director which have not vested shall be canceled and such shares shall be forfeited and retransferred to the Company, with the Director having no further right or interest in such forfeited and retransferred shares.

     B. Restrictions on Transfer -- Shares of Common Stock granted to a participating Director pursuant to Section IV may not be assigned, transferred, pledged, hypothecated or otherwise disposed of (i) before they have vested in accordance with Paragraph A of this Section V and (ii) until six (6) months after the termination of the Director's service to the Company as a director.

                                   SECTION VI

                              STOCK OPTION GRANTS

     A. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to an Eligible Director of rights to purchase shares of Common Stock upon the exercise of an option granted pursuant to this Section VI ("Option Rights"). Notwithstanding anything in this Section VI or elsewhere in this Plan to the contrary and subject to adjustment as provided in Section IX, no Director shall be granted Option Rights for more than 3,000 shares of Common Stock during any fiscal year of the Company.

     B. Grants of Option Rights awarded pursuant to this Section VI may be made on any Grant Date to any Eligible Director then serving on the Board and shall be evidenced by an agreement in such form as shall be approved by the Board. Each grant shall specify a purchase price per share payable on exercise of an Option Right (the "Option Price"), which shall not be less than the Fair Market Value per share of Common Stock on the Grant Date. Each such Option Right granted under the Plan shall expire not more than 10 years from the Grant Date and shall be subject to earlier termination as hereinafter provided. Unless otherwise determined by the Board, such Option Rights shall be subject to the following additional terms and conditions:

          (i) Each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitation set forth in Paragraph A of this Section VI.

          (ii) Each such Option Right shall become exercisable in full on such date or dates not less than six months nor more than five years from the Grant Date, so long as the Director has served continuously as a director of the Company during the intervening period, and shall become exercisable in full immediately in the event of a Change in Control, as defined in
     Section VII.

          (iii) In the event of the termination of service on the Board by the holder of any such Option Rights other than by reason of disability or death, the then outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date that is six months and one day after the date of such termination and shall expire six months and one day after such termination, or on their stated expiration date, whichever occurs first.

          (iv) In the event of the death or disability of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder shall become exercisable in full and may be exercised at any time within one year after such death or disability, but in no event after the expiration date of the term of such Option Rights.

          (v) If a Director subsequently becomes an employee of the Company while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

          (vi) Option Rights may be exercised by a Director only upon payment to the Company in full of the Option Price of the shares of Common Stock to be delivered. Such payment shall be made (a) in cash or by check acceptable to the Company, (b) by the actual or constructive transfer to the Company of shares of Common Stock then owned by the Director for at least six months having a value at the time of exercise equal to the total Option Price, or
     (c) by a combination of such methods of payment. In addition, any grant of Option Rights may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          (vii) Successive grants may be made to the same Director whether or not Option Rights previously granted to such Director remain unexercised.

                                  SECTION VII

                               CHANGE IN CONTROL

     For purposes of this Plan, except as may be otherwise prescribed by the Board in an agreement evidencing a grant or award made under the Plan, a "Change in Control" shall mean if at any time any of the following events shall have occurred:

          (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Directors immediately prior to such transaction;

          (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of shares of Common Stock immediately prior to such sale or transfer;

          (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such statute, rules and regulations may be amended from time to time (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors (the "Voting Power");

          (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

          (v) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of any such period.

     Notwithstanding the foregoing provisions of Paragraphs (iii) and (iv) of this Section VII, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (x) solely because (a) the Company; (b) a Subsidiary; or
(c) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (y) solely because of a change in control of any Subsidiary. For purposes of this Section VII, a "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote generally in the election of directors or other managing authority) are, or
(ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

                                  SECTION VIII

                    COMPLIANCE WITH LAW AND OTHER CONDITIONS

     A. Restrictions Upon Grant of Common Stock -- The listing upon the New York Stock Exchange, or any other stock exchange, or the registration or qualification under any federal or state law of any shares of Common Stock that may be subject to grants or awards pursuant to the Plan may be necessary or desirable as a condition of, or in connection with, such grant or award and, in any such event, delivery of the certificates for such shares of Common Stock shall, if the Board, in its sole discretion, shall determine, not be made until such listing, registration or qualification shall have been completed.

     B. Restrictions Upon Resale of Unregistered Stock -- If the issuances of the shares of Common Stock that have been subject to a grant or award to a participating Director pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended (the "Act"), pursuant to an effective registration statement, such Director, if the Board shall deem it advisable, may be required to represent and agree in writing:

          (i) that any shares of Common Stock acquired by such Director pursuant to the Plan will not be sold, except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, and

          (ii) that such Director is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.

                                   SECTION IX

                                   ADJUSTMENT

     The number of shares of Common Stock of the Company reserved for grants under the Plan, the maximum number of shares specified in Paragraph A of Section VI, the number of shares of Common Stock covered by outstanding Option Rights, and the Option Price and kind of shares specified therein, shall be subject to adjustment by the Board to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or similar event.

                                   SECTION X

                            MISCELLANEOUS PROVISIONS

     A. Nothing in the Plan shall be construed to give any Director of the Company any right to a grant of Common Stock or award of Option Rights under the Plan unless all conditions described within the Plan are met as determined in the sole discretion of the Board.

     B. Neither the Plan, nor the granting of Common Stock or award of Option Rights nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time. Nothing in the Plan shall in any manner be construed to limit in any way the right of the Company or its stockholders to reelect or not reelect or renominate or not renominate a participating Director.

     C. Any shares of Common Stock of the Company issued as a stock dividend, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to shares of Common Stock granted pursuant to Section IV of the Plan shall have the same status and be subject to the same restrictions as the shares granted.

     D. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any grant of Common Stock or Option Right nor to any participating Director.

     E. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, to withhold in connection with any event or action under the Plan.

                                   SECTION XI

                                   AMENDMENT

     The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner; provided however, that the Board shall not amend Paragraph B of Section III to increase the total number of shares of Common Stock that may be granted under the Plan without the approval of the Company's stockholders. Notwithstanding the foregoing (i) an adjustment increasing the total number of shares of Common Stock reserved for grants under the Plan pursuant to Section IX shall not require stockholder approval, and (ii) the suspension, termination or amendment of the Plan shall not, without the consent of any participant involved, adversely affect rights under a previous grant of Common Stock or Option Rights.

                                  SECTION XII

                                 GOVERNING LAW

     The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Texas and construed accordingly.

                                  SECTION XIII

                            APPROVAL BY STOCKHOLDERS

     The Plan was approved by the stockholders of the Company on May 22, 1998.

                                                            THIS IS YOUR PROXY.
                                                        YOUR VOTE IS IMPORTANT.


Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the Annual Meeting by promptly returning your proxy in the enclosed envelope.











------------------------------------------------------------------------------
                                   DETACH HERE



[X]   PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.


This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted
FOR the election of the Director nominees, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.
------------------------------------------------------------------------------------------------------------------------
                                                                                        FOR    AGAINST    ABSTAIN
1.   Election of Directors (See reverse).       2.   Approval of the Aviall, Inc.
                                                1998 Stock Incentive Plan               [ ]      [ ]        [ ]

            FOR         WITHHELD                3.   Approval of the amendment to
            [ ]           [ ]                   the Aviall, Inc. Directors Stock
                                                Plan                                    [ ]      [ ]        [ ]

                                                4.   Ratification of Price
                                                Waterhouse LLP as independent
                                                auditors.                               [ ]      [ ]        [ ]
  [ ]

            ---------------------------------------
            For both nominees except as noted above
------------------------------------------------------------------------------------------------------------------------
                                                                                                 [ ]   MARK HERE
                                                                                                       FOR ADDRESS
                                                                                                       CHANGE AND
                                                                                                       NOTE AT LEFT

                                                            IMPORTANT: Whether or not you expect to attend the meeting in person, please date, sign and return this proxy. Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                                                  Signature:
          ------------------------------------------------                 -----------------------------------------

Date:                                                       Date:
          ------------------------------------------------                 -----------------------------------------

-------------------------------------------------------------------------------

                                   DETACH HERE

                                  AVIALL, INC.
PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED POSTAGE-PAID
                                   ENVELOPE.



         The undersigned acknowledge(s) receipt of the Proxy Statement of
P Aviall, Inc. relating to the 1998 Annual Meeting of Stockholders (the "Annual Meeting") and hereby constitute(s) and appoint(s) Jacqueline K.
R Collier, Jeffrey J. Murphy and Cornelius Van Den Handel, attorneys and proxies of the undersigned, with full power of substitution and
O resubstitution to each and with all the powers the undersigned would possess if personally present, to vote for and in the name and place of
X the undersigned all shares of Common Stock of Aviall, Inc. held or owned by the undersigned, or standing in the name of the undersigned, at the
Y Annual Meeting to be held on Friday, May 22, 1998, commencing at 10:00 a.m., at the Company's offices located at 2075 Diplomat Drive in Dallas, Texas, or any adjournment or postponement thereof, upon the matters referred to in the Proxy Statement for the Annual Meeting as stated below and on the reverse side. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. A majority of said attorneys and proxies present and acting at the Annual Meeting (or if only one shall be present and act, then that one) shall have, and may exercise, all the powers of all said attorneys and proxies hereunder.

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AVIALL, INC. UNLESS OTHERWISE SPECIFIED BELOW OR ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE NOMINEES OF THE BOARD OF DIRECTORS LISTED BELOW, FOR THE APPROVAL OF THE AVIALL, INC. 1998 STOCK INCENTIVE PLAN, FOR THE AMENDMENT TO THE DIRECTORS STOCK PLAN AND FOR THE RATIFICATION OF PRICE WATERHOUSE LLP AS AVIALL, INC.'S INDEPENDENT AUDITORS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

         1. ELECTION OF TWO DIRECTORS to serve until Aviall, Inc.'s 2001 Annual Meeting of Stockholders. The nominees are Robert G. Lambert and Dr. Donald R. Muzyka.

         2.   APPROVAL OF THE AVIALL, INC. 1998 STOCK INCENTIVE PLAN.

         3.   AMENDMENT TO THE DIRECTORS STOCK PLAN.

         4. RATIFICATION OF THE APPOINTMENT of Price Waterhouse LLP as independent auditors.
                                                                SEE REVERSE
              CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE